Amplify ETF Trust
(the “Trust”)

Amplify Advanced Battery Metals and Materials ETF

(the “Fund”)

August 11, 2020

Supplement To the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information
Dated March 2, 2020

IMPORTANT NOTICE REGARDING CHANGES IN THE FUND’S NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

This Supplement updates certain information in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which will take effect on or about October 12, 2020.

On August 11, 2020, the Board of Trustees of the Trust considered and voted to approve changes to the Fund, including changing: (i) the name of the Fund; (ii) the Fund’s investment objective; (iii) certain of the Fund’s principal investment strategies; (iv) the Fund’s investment management fees; and (v) the termination of Toroso Investments, LLC as an investment sub-adviser to the Fund.

These changes will become effective on or about October 12, 2020 (the “Effective Date”). The following is a brief summary of some of the changes that are anticipated to take effect on or after the Effective Date (please refer to the New Prospectus, once available):

Change in Fund Name

On the Effective Date, the Fund’s name will change to the “Amplify Lithium & Battery Technology ETF”. The Fund’s ticker will not change.

Change in Investment Objective and Principal Investment Strategies

The Fund’s current investment objective to provide total return to investors will be changed as follows:

“The Amplify Lithium & Battery Technology ETF seeks investment results that generally correspond (before fees and expenses) to the price and yield of the EQM Lithium & Battery Technology Index (the “Index”).”

The Fund’s investment objective is a non-fundamental policy of the Fund and may be changed without shareholder approval. In connection with this change, the Fund may experience increased portfolio turnover, which may cause the Fund to incur additional transaction costs and may cause the Fund to realize capital gains.

The Fund will change from being an actively managed fund to a passively managed fund that seeks investment results that generally correspond (before fees and expenses) to Index, The Index seeks to provide exposure to global companies deriving material revenue associated with the development, production and use of lithium battery technology including:

(i)	the development and production of lithium battery technologies and/or battery storage solutions,
(ii)	the exploration, production, development, processing, and/or recycling of the materials and metals used in lithium-ion batteries such as Lithium, Cobalt, Nickel, Manganese, Vanadium and/or Graphite, and/or
(iii)	the development and production of electric vehicles.

After this change takes effect, the Fund will invest at least 80% of its assets in securities comprising the Index.

Change in Investment Management Fees

On the Effective Date, the management fee for the Fund will be reduced to an annual rate of 0.59% of the Fund’s average daily net assets. The Fund’s fee waiver agreement will be terminated on the Effective Date and the total annual fund operating expenses will be 0.59% of average daily net assets.

Termination of Investment Sub-Adviser

On the Effective Date, Toroso Investments, LLC will cease serving as a sub-adviser to the Fund. Amplify Investments LLC will continue to serve as investment adviser and CSAT Investment Advisory, L.P., d/b/a Exponential ETFs will continue to serve as an investment sub-adviser to the Fund.

On the Effective Date, a new prospectus (the “New Prospectus”) will replace the existing prospectus for the Fund. You should refer to the New Prospectus for the Fund for a more complete discussion of the Fund’s investment objective, strategies and risks after the Effective Date. Please note that the New Prospectus reflecting the changes for the Fund is not yet effective and that the information in this supplement may be changed at any time prior to the Effective Date. A Preliminary Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission (“SEC”), which reflects the changes contemplated herein, and is publicly available on the SEC’s website. You may obtain copies of the Fund’s Prospectus and Statement of Additional of Information free of charge, upon request, by calling 855-267-3837 or visiting AmplifyETFs.com.

Please Retain This Supplement for Future Reference.